EXHIBIT 10.17
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of December 30, 2019, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC., a company organized under the laws of Ontario (the “Canadian Borrower”), SCP INTERNATIONAL, INC., a Delaware corporation (the “Euro Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender (as defined below) party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”).
Statement of Purpose
The Borrowers, each of the lenders party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent are party to that certain Amended and Restated Credit Agreement dated as of September 29, 2017 (as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 21, 2018 and the Second Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Subsidiary Guaranty Agreement dated as of November 7, 2019 and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
The US Borrower has informed the Administrative Agent that it plans to borrow a $185,000,000 term loan from Bank of America, N.A. and, if applicable, certain other lenders arranged by Bank of America, N.A. or one of its affiliates (the “BofA Term Loan Facility”).
The Borrowers have requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement in each case as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1. Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2. Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

(a) the definition of “Qualified Unsecured Issuances” contained in Section 1.1 of the Credit Agreement is hereby amended by (i) replacing the reference in clause (a) thereof to $150,000,000 with “$185,000,000” and (ii) adding the following phrase to the end of clause (b) thereof:
“ (other than customary equal and ratable provisions that would permit the Obligations to be secured on at least a pari passu basis with such Indebtedness)”

(b) Section 5.8(g) of the Credit Agreement is hereby amended to replace the reference to “Borrower” in clause (2) of the definition of “Early Opt-in Election” with “US Borrower”.
(c) Section 11.2 of the Credit Agreement is hereby amended as follows:
(i) by deleting the “and” at the end of clause (j) thereof;

(ii) by replacing the period at the end of clause (k) thereof with “; and”; and

(iii) inserting a new clause (l) thereto to read in its entirety as follows:

“(l)  Liens securing Indebtedness permitted under Section 11.1(q) so long as the Obligations are secured on an equal and ratable basis pursuant to an intercreditor agreement in form and substance satisfactory to the Administrative Agent.”

(d) Section 11.11 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof to read in its entirety as follows:
“(a)  Enter into any Indebtedness which contains any negative pledge on assets or any covenants more restrictive than the provisions of Articles IX, X and XI hereof, or which restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Indebtedness (other than (i) Indebtedness permitted pursuant to Section 11.1(q) of this Agreement (provided that any such negative pledge, restriction, limitation or encumbrance is no more restrictive than this Agreement and permits the US Borrower and its Subsidiaries to secure the Obligations at least on a pari passu basis with such Indebtedness (including pursuant to a customary “equal and ratable” clause)) and (ii) Indebtedness incurred by a Special Purpose Subsidiary solely in connection with an Accounts Securitization).”

3. Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):

(a) The Administrative Agent shall have received each of the following (in form and substance reasonably satisfactory to the Administrative Agent):
(i) counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, each of the Lenders, the Euro Lender and the Canadian Dollar Lender;
(ii) a certificate of a Responsible Officer of the US Borrower certifying that (a) attached thereto is a true, correct and complete executed copy of the loan agreement (or equivalent) governing the BofA Term Loan Facility (the “BofA Term Loan Agreement”) and (b) the BofA Term Loan Facility meets all of the requirements of a Qualified Unsecured Issuance under, and as defined in, the Credit Agreement (including attaching to such certificate the Officer’s Compliance Certificate required thereby); and

(iii) such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b) Each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Amendment Effective Date as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date.
(c) No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result after giving effect hereto.
(d) The BofA Term Loan Facility shall have been consummated substantially concurrently with the effectiveness of this Amendment pursuant to, and in accordance with, the BofA Term Loan Agreement and the Borrower or one of the Subsidiary Guarantors shall have received $185,000,000 in cash proceeds thereof.
4. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5. Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows:

(a) such Credit Party has the right, power and authority and has taken all necessary corporate, limited liability and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and
(b) this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.

6. Acknowledgement and Reaffirmation. By their execution hereof, each Credit Party hereby expressly (a) consents to this Amendment and (b) acknowledges that such Credit Party’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

7. Costs, Expenses and Taxes. The Borrowers agree to pay in accordance with Section 15.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration and enforcement of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

9. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

10.  Jurisdiction and Venue; Waiver of Jury Trial.  Sections 15.6 and 15.7 of the Credit Agreement are hereby incorporated by this reference as if fully stated herein mutatis mutandis.

11. Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12. Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:
POOL CORPORATION, as US Borrower
By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title:  Chief Legal Officer, Vice President and Secretary

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower
By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title:  Secretary

SCP INTERNATIONAL, INC., as Euro Borrower
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  Chief Accounting Officer and Assistant Secretary

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:
SCP DISTRIBUTORS LLC, as Subsidiary Guarantor
By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title:  Chief Legal Officer, Vice President and Secretary

SPLASH HOLDINGS, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  Chief Accounting Officer and Assistant Secretary
ALLIANCE TRADING, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  President and Secretary

CYPRESS, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  President and Secretary

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor
By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title:  Chief Legal Officer, Vice President and Secretary

SCP INTERNATIONAL, INC., as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  Chief Accounting Officer and Assistant Secretary
Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

POOL DEVELOPMENT LLC, as Subsidiary Guarantor
By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title:  Chief Legal Officer, Vice President and Secretary

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor
By: /s/ Jennifer M. Neil
Name: Jennifer M. Neil
Title:  Chief Legal Officer, Vice President and Secretary

POOLFX SUPPLY LLC, as Subsidiary Guarantor
By: /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:  Secretary and Treasurer

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT
AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Lender, the Canadian Dollar Lender, the Euro Lender and a Lender
By: /s/ James Travagline
Name: James Travagline
Title: Managing Director

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
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BANK OF AMERICA, N.A., as Lender

By: /s/ Adam Rose
Name: Adam Rose
Title: SVP

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

MUFG UNION BANK, N.A., as Lender

By: /s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director
Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

CAPITAL ONE, N.A., as Lender

By: /s/ Kiel Johnson
Name: Kiel Johnson
Title: Vice President

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

REGIONS BANK, as Lender

By: /s/ Jorge E. Goris
Name: Jorge E. Goris
Title: SVP
Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

TRUST BANK, formerly known as BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ Daniel P. Deluca
Name: Daniel P. Deluca
Title: Assistant Vice President

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
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JPMORGAN CHASE BANK, N.A., as Lender

By: /s/ Erica Babycos
Name: Erica Babycos
Title: Authorized Signer

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

THE BANK OF EAST ASIA, LTD., NEW YORK BRANCH, as Lender.

By: /s/ James Hua
Name: James Hua
Title: SVP
By: /s/ Kitty Sin
Name: Kitty Sin
Title: SVP

Third Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page